UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 17, 2013

Mimvi, Inc.

(Exact name of registrant as specified in its charter)

000-54074

(Commission File Number)

Nevada	26-0685980
(State or other jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

23 Mauchly, Suite 106

Irvine, California 92672

(Address of principal executive offices)

818-746-5816

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

 Item 4.01 Change in Registrant’s Certifying Accountant

(a)           Dismissal of Registrant’s Independent Registered Public Accounting Firm

Effective October 17, 2013, GBH CPAs, PC (“GBH”) was dismissed as the Registrant’s independent registered public accounting firm engaged to audit our financial statements.

GBH has not issued a report on the Company’s financial statements. However, GBH did issue a report on the financial statements of Adaptive Media, Inc. as of December 31, 2012 and the period from May 14, 2012 (inception) to December 31, 2012. GBH’s report did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding Adaptive Media, Inc.’s ability to continue as a going concern.

Prior to its dismissal, there were no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to the satisfaction of GBH would have caused it to make reference to this subject matter of the disagreements in connection with its report, nor were there any “reportable events” as such term as described in Item 304(a)(1)(v) of Regulation S-K.

The Company requested GBH to provide a copy of the letter addressed to the SEC stating whether it agrees with the statements made above by the Company regarding GBH. A copy of the letter from GBH is attached as Exhibit 16.1 to this Form 8-K.

(b)           Appointment of Registrant’s New Independent Registered Public Accounting Firm

Effective on October 18, 2013, Ramirez Jimenez International CPAs (“RJI”), of Irvine, California, was engaged to serve as the Company’s new independent registered public accounting firm to audit the Company’s financial statements.

During the two most recent fiscal years and subsequent interim periods through October 18, 2012, the Company had not consulted with RJI regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or as to a reportable event, nor did the Company consult with RJI regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The dismissal of GBH as the Company’s independent registered public accounting firm and the engagement of RJI as its new independent registered public accounting firm were both approved by our board of directors.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Description

16.1	Letter from GBH CPAs, PC dated October 23, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2013	MIMVI, INC.

/s/ Qayed Shareef
Qayed Shareef Chief Executive Officer